Subsequent events	12 Months Ended
Mar. 31, 2024
Disclosure Of Events After Reporting Period [Abstract]
Subsequent events
36.

Subsequent events

Please refer to Notes 20, 32,
35
and
37
of these consolidated financial statements for the details of subsequent events relating
to the proposed dividend, contingencies and Regulatory Inspection of facilities, and disposition of a subsidiary, respectively.

Agreement with Nestlé India

 On April 25, 2024, the Company entered into a definitive agreement with Nestlé India Limited (“Nestlé India”), for manufacturing, developing, promoting, marketing, selling, distributing, and commercializing nutraceutical products and supplements in India and other geographies as may be agreed by the parties.

The aforesaid business activities shall be carried out through Dr. Reddy’s Nutraceuticals Limited (the
“
Nutraceuticals subsidiary”) which was incorporated on March 14, 2024. The present paid-up share capital of th
e
 Nutraceuticals subsidiary is entirely held by the Company.

The aforesaid definitive agreement is subject to certain closing conditions and is expected to become effective by the quarter ended September 30, 2024, upon infusion of funds by Nestlé India and completion of other closing conditions. Post completion, the Company will hold 51% and the Nestlé India will hold 49% of the paid-up share capital in the Nutraceuticals subsidiary with shareholder rights to voting, dividend distribution and other economic rights as agreed in the aforesaid definitive agreement.

Further, Nestlé India will have a call option to increase their shareholding in the Nutraceuticals subsidiary after six years up to 60% for a payment at fair market value. However, the Company shall continue to hold at least 40% of the shareholding after Nestlé India exercises its call option.